Preliminary Copies for Use of
           The Securities and Exchange Commission Only.


                          FUNDS IV TRUST

                  SHORT-TERM TREASURY INCOME FUND
                   INTERMEDIATE BOND INCOME FUND
                         BOND INCOME FUND
                      STOCK APPRECIATION FUND
                AGGRESSIVE STOCK APPRECIATION FUND
                   VALUE STOCK APPRECIATION FUND
                    INTERNATIONAL EQUITY FUND

                          237 Park Avenue
                     New York, New York 10017


                                    January 25, 1996

Dear Shareholders:

     You are cordially invited to attend the combined Special Meeting of the Short-Term Treasury Income Fund, Intermediate Bond Income Fund, Bond Income Fund, Stock Appreciation Fund, Aggressive Stock Appreciation Fund Value Stock Appreciation Fund and International Equity Fund (each a "Fund" and together, the "Funds") (the "Trust"), which will be held on Friday, March 1, at 11:00 a.m. at the offices of ___________________, [Address].
The matters to be acted upon are described in the attached Notice and Proxy Statement. The Special Meeting is necessitated by the events described below.

     On August 25, 1995, the Board of Directors of Fourth Financial Corporation agreed to merge (the "Merger") with and into a wholly-owned subsidiary of Boatmen's Bancshares, Inc. ("Boatmen's"). Fourth Financial Corporation is the parent of Bank IV, N.A. ("Bank IV") the investment adviser to the Funds. It is currently expected that the Merger will be consummated on or before January 31, 1996.

     Boatmen's manages or otherwise oversees the investment of over $____ billion in assets belonging to a wide-range of clients, including the Pilot family of mutual funds, which funds had assets of $____ billion as of __________, 1995.

     To facilitate the investment management of assets and the delivery of shareholder services to the Trust, the Trustees of your Funds are proposing for your approval, new investment advisory arrangements with Bank IV, and the ratification of the current Trustees' selection of Price Waterhouse LLP as independent public accountants for the Trust and the Funds.

     Although we would like very much to have each shareholder attend the Special Meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign and return the enclosed proxy card or cards promptly. A postage-paid envelope is enclosed for this purpose.

     If you return your proxy or proxies promptly you can help your Fund avoid the expense of follow-up mailings to achieve a quorum. If your shares in a Fund are held in street name, your bank or broker can vote your shares, but may do so only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today. If you decide between now and the meeting that you can attend the meeting in person, you can revoke your proxy at that time and vote your shares at the meeting.

     As the date of the meeting approaches, if we have not received your vote, you may receive a call from [Shareholder
Communications Corp.] which has been retained to assist shareholders in the voting process.


     We look forward to seeing you at the meeting or receiving your proxy so that your shares may be voted at the meeting.
                                   Sincerely,


                                   JOHN J. PILEGGI
                                   President
                                   Funds IV Trust
                          FUNDS IV TRUST

                  SHORT-TERM TREASURY INCOME FUND
                   INTERMEDIATE BOND INCOME FUND
                         BOND INCOME FUND
                      STOCK APPRECIATION FUND
                AGGRESSIVE STOCK APPRECIATION FUND
                   VALUE STOCK APPRECIATION FUND
                    INTERNATIONAL EQUITY FUND

                          237 Park Avenue
                     New York, New York 10017



             NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         January 25, 1996




     Notice is hereby given that a combined Special Meeting (the "Meeting") of Shareholders of the Short-Term Treasury Income Fund, Intermediate Bond Income Fund, Bond Income Fund, Stock Appreciation Fund, Aggressive Stock Appreciation Fund Value Stock Appreciation Fund, and International Equity Fund (each, a "Fund" and together, the "Funds"), each of which is a series of Funds IV Trust (the "Trust"), will be held at the offices of ____________________ at [Address], on Friday, March 1, 1996 at
11:00 a.m., Eastern time, for the following purposes, with each Fund voting separately in connection with item one below and together in connection with items two and three below:

     1.  To approve or disapprove proposed new Investment
Advisory Agreements between the Trust, on behalf of each Fund, and Bank IV as set forth in Part I of the attached Proxy
Statement.

     2.  To ratify or reject the selection of Price Waterhouse
LLP, independent public accountants, as auditors for the Trust and each Fund for the current fiscal year as described in Part II of the attached Proxy Statement.

     3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Only shareholders of record of each Fund at the close of business on ________________, 1995 (the "Record Date ) are entitled to receive notice of and to vote at the Meeting and at any adjournments thereof on matters relating to that Fund.

     At the Meeting on Friday, March 1, 1996, the matters specified in Parts I and II of the attached Proxy Statement relating to proposed new investment advisory arrangements between the Trust, on behalf of each Fund and Bank IV, and ratification of independent auditors will be voted upon. Only shareholders of the Funds are being solicited for their proxies.

                                   By Order of the Trustees,

                                   JOAN V.  FIORE
                                   Secretary

January 25, 1996


     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
A PROXY CARD IS ENCLOSED FOR THE FUND OR FUNDS IN WHICH YOU ARE A SHAREHOLDER IF YOU DO NOT EXPECT TO ATTEND THE MEETING. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY OR PROXIES IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY OR PROXIES PROMPTLY.

     THE TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF EACH OF THE
PROPOSALS.
               INSTRUCTIONS FOR EXECUTING PROXY CARD

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears on the proxy card.

     2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name on the proxy card. For example:

Registration                  Valid Signature

Corporate Accounts
(1)                           ABC Corp.
                              (1)                           ABC Corp.
                                 John Doe, Treasurer

(2)                           ABC Corp.
                              (2)                           John Doe
 c/o John Doe, Treasurer

(3)                           ABC Corp.  Profit Sharing Plan
                              (3) John Doe, Trustee


Trust Accounts
(1)                           ABC Trust
                              (1)                           Jane B.  Doe,
                              Trustee

(2)                           Jane B.  Doe, Trustee
                              (2)                           Jane B.
                              Doe
 u/t/d 12/28/78

Custodial or Estate Accounts
(1)                           John B.  Smith, Cust.
                              (1)                           John B.
                              Smith
 f/b/o John B.  Smith, Jr.  UGMA

(2)                           John B.  Smith, Jr.
                              (2)                           John B.
                              Smith, Executor

FUNDS IV TRUST

                  SHORT-TERM TREASURY INCOME FUND
                   INTERMEDIATE BOND INCOME FUND
                         BOND INCOME FUND
                      STOCK APPRECIATION FUND
                AGGRESSIVE STOCK APPRECIATION FUND
                VALUE STOCK APPRECIATION FUND, and
                    INTERNATIONAL EQUITY FUND

237 Park Avenue
New York, New York 10017



PROXY STATEMENT




 This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of Funds IV Trust (the "Trust") on behalf of its publicly offered series portfolios, the Short-Term Treasury Income Fund, Intermediate Bond Income Fund, Bond Income Fund, Stock Appreciation Fund, Aggressive Stock Appreciation Fund, Value Stock Appreciation Fund , and International Equity Fund (each a "Fund" and together the "Funds") to be used at the combined special meeting of shareholders of the Funds and at any adjournments thereof (the "Meeting").

 The Meeting is scheduled to be held on Friday, March 1, 1996 at 11:00 a.m. Eastern time at the offices of ____________________,. [Address]. This Proxy Statement and the accompanying form of proxy are being first mailed to shareholders of the Funds on or about January 25, 1996. Copies of each Fund's most recent Annual Report are available without charge upon request made to the Trust, 237 Park Avenue, New York, New York 10017, (800) ___-____.

 At the Meeting on Friday, March 1, 1996, the matters specified in Parts I and II of this Proxy Statement relating to proposed new investment advisory arrangements between the Trust, on behalf of each Fund, and Bank IV, and ratification of independent auditors will be voted upon. Only shareholders of the Funds are being solicited for their proxies.

 The following shares of each Fund were outstanding on _______________, 1995 (the "Record Date"):

Short-Term Treasury Income Fund __________

Intermediate Bond Income Fund __________

Bond Income Fund              __________

Stock Appreciation Fund       __________

Aggressive Stock Appreciation Fund
__________

Value Stock Appreciation Fund __________

International Equity Fund     __________

 For additional information with respect to the Meeting, the number of shares needed for a quorum and the number of votes necessary to approve the proposals described herein, please see
Part III of this Proxy Statement.
                           INTRODUCTION

 The Proposed Merger. On August 25, 1995, Fourth Financial Corporation ("Fourth Financial"), the corporate parent of Bank IV, N.A., the investment adviser to each Fund ("Bank IV"), each with its principal offices at 100 North Broadway, Wichita, Kansas 67202, entered into an Agreement and Plan of Merger (the "Merger Agreement") with Boatmen's Bancshares, Inc. ("Boatmen's"), [Address]. The Merger Agreement provides, among other things, for the merger of Fourth Financial with and into a wholly-owned subsidiary of Boatmen's, subject to the terms and conditions contained in the Merger Agreement (the "Merger"). It is currently expected that the Merger will be consummated on or before January 31, 1996, subject to the satisfaction of various conditions of closing set forth in the Merger Agreement. Consummation of the Merger is expected to result in the nation's ________ largest bank holding company, with estimated assets of over $_____ billion. As of ________, 1995, Fourth Financial is the nation's __________ largest bank holding company, with assets of over $____ billion, and Boatmen's is the nation's ____________ largest bank holding company with assets of approximately $____ billion.

 Boatmen's is a publicly owned multibank holding company registered as a bank holding company under the Federal Bank Holding Company Act of 1956, as amended. Based on filings with the Securities and Exchange Commission (the "SEC"), Boatmen's has informed the Trust that as of __________1, 1995, no person beneficially owned more than 10% of the outstanding shares of Boatmen's voting securities.

 Boatmen's and its subsidiaries provide a broad range of financial services to individuals and businesses through offices in ____ states. Boatmen's manages or otherwise oversees the investment of over $____ billion in assets belonging to a wide range of clients, including the Pilot Family of Funds. [Boatmen's to provide further description]

 As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the current investment advisory agreement pursuant to which Bank IV provides investment advisory services to the Funds provides for its automatic termination upon its "assignment." The 1940 Act defines "assignment" to include any direct or indirect transfer or hypothecation of a contract by the assignor, or of a controlling block of the assignor's outstanding voting securities by a security holder of the assignor. If the Merger is consummated, an indirect transfer to Boatmen's of the controlling block of the outstanding voting securities of Fourth Financial, Bank IV's parent corporation, would occur, giving rise to an "assignment" of the Funds' current investment advisory agreements with Bank IV within the meaning of the 1940 Act, necessitating shareholder approval of new investment advisory arrangements. The Trust, on behalf of the Funds and Bank IV (together with the Trust, the "Applicants"), applied pursuant to
Section 6(c) of the 1940 Act, for an order of the SEC to provide the Applicants an exemption from Section 15(a) of the 1940 Act (the "Exemptive Order"). Section 15(a) of the 1940 Act generally requires the shareholders to approve a new investment advisory agreement.

 The requested exemption would permit the implementation, without advance formal shareholder approval, of the new investment advisory agreement described below which is identical to the existing Agreement except for the date, between the Trust and the Adviser with respect to each Fund. The requested exemption would cover an interim period of not more than 120 days (the "Interim Period") beginning on the date of the Merger and continuing through the date a new investment advisory agreement is approved or disapproved by the shareholders of the respective Funds pursuant to this proxy but in no event later than May 30, 1996. For each Fund, the aggregate contractual rate chargeable for investment advisory services will remain the same. During the Interim Period, fees payable by the Funds for such investment advisory services will be paid into escrow.

 Under the Exemptive Order, the Applicants proposed to enter into an escrow arrangement with an unaffiliated financial institution that will serve as escrow agent. The arrangement, in substance, will provide that:

              (i) The fees payable to the Adviser during the Interim Period under the New Agreement will be paid into an interest-bearing escrow account maintained by the escrow agent.

          (ii)     The amounts in the escrow account with
respect to each Fund (including interest earned on such paid fees) will be paid to the Adviser only if shareholders of the Fund approve the New Agreement. If shareholders of a Fund fail to approve the New Agreement, the escrow agent will pay that Fund its respective share of the escrow amounts (including any interest earned).

          (iii) The escrow agent will release the monies as provided above only upon receipt of a certificate from an officer of the Fund (none of whom is an affiliate of the Adviser) stating, if the monies are to be delivered to the Adviser, that the New Agreement has received requisite Fund shareholder vote, or, if the monies are to be delivered to the Funds, that the Interim Period has ended and the New Agreement has not been approved by the requisite Fund shareholder vote. Before any such certificate is sent, the Independent Trustees of the Trust will be notified.

 Consummation of the Merger is subject to receipt of regulatory and stockholder approvals, as well as other conditions set forth in the Merger Agreement. No assurance can be given that the Merger will be consummated. The Merger is not conditioned upon the approval by shareholders of the Funds of any of the Proposals set forth in this Proxy Statement. It is expected that the Merger will take place whether or not the Proposals described herein are approved by shareholders of the Funds.

 If the Merger is consummated and if shareholders of the Funds approve the proposed new investment advisory arrangements with Bank IV, Bank IV will continue the investment advisory functions it currently performs. If the Merger is not consummated, the proposed new investment advisory arrangements with Bank IV will not occur and the Funds' current investment advisory arrangements with Bank IV will remain in place.

    I.   APPROVAL OR DISAPPROVAL OF THE PROPOSED NEW INVESTMENT
                        ADVISORY AGREEMENTS

Introduction

 New Investment Advisory Agreements.   In view of the Merger
Agreement and the factors discussed below, the Trustees of the Trust, including those Trustees who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees") of the Trust, the Funds, Bank IV or Boatmen's , are proposing that shareholders of each Fund approve for their Fund a new investment advisory agreement between the Trust, on behalf of each Fund, and Bank IV (each, a "New Investment Advisory Agreement" and together, the "New Investment Advisory Agreements"), to become effective as of the consummation of the Merger, which, as noted earlier, is expected to occur on or before January 31, 1996. A description of the New Investment Advisory Agreements pursuant to which, if they are approved by shareholders of the Funds, Bank IV would continue as investment adviser to each Fund, as well as the services to be provided by Bank IV pursuant thereto is set forth below under "Advisory Services." Under the New Investment Advisory Agreements, the same investment advisory fee schedule as currently in effect for the Funds will remain in place. The same services currently provided to the Funds by Bank IV will continue to be provided to the Funds by BankIV. The description of the New Investment Advisory Agreements in this Proxy Statement is qualified in its entirety by reference to the form of the New Investment Advisory Agreement attached hereto as Exhibit A.

 Section 15(f) of the 1940 Act provides that an investment adviser to a registered investment company may receive any amount or benefit in connection with a sale of any interest in such adviser which results in an assignment of an investment advisory contract if two conditions are satisfied. One condition is that, for a period of three years after such assignment, at least 75% of the Board of Trustees of the investment company cannot be "interested persons" (as defined in the 1940 Act) of the new investment adviser or its predecessor. The second condition is that no "unfair burden" (as defined in the 1940 Act) be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto. The parties to the Merger Agreement intend to meet the foregoing safe harbor conditions.

 Existing Investment Advisory Agreements. Bank IV has served as investment adviser to each Fund since the commencement of operations of the Funds pursuant to a Master Advisory Contract, dated ____________, 1994 and Advisory Contract Supplements, dated ____________, 1994 in the case of ______ Funds and ______ in the case of _____. As used herein, the Master Advisory Contract and the Advisory Contract Supplement for a Fund, taken together, are referred to, for each Fund, as such Fund's "Existing Investment Advisory Agreement" and together, for all Funds, as the "Existing Investment Advisory Agreements". At a meeting of the Trustees of the Trust held on January 15, 1996, the Trustees, including a majority of the Independent Trustees, approved the proposed New Investment Advisory Agreements for the Funds to become effective upon the Merger and approved submission of the New Investment Advisory Agreements to the Funds shareholders for their approval. For a discussion of the reasons for the Trustees' approval of the New Investment Advisory Agreements, see "Evaluation of the New Investment Advisory Agreements by the Trustees".

 If the New Investment Advisory Agreement for a Fund is not approved by shareholders of such Fund, the Trustees would make other investment advisory arrangements which, in their judgment, would be in the best interest of such Fund and its shareholders until such time as an investment advisory agreement is approved by shareholders. The Existing Investment Advisory Agreements were most recently approved by shareholders of the ______ Fund, on ____________, 1994 and by shareholders of the ______ Fund on_______________. The Existing Investment Advisory Agreements were last approved by the Trustees, including a majority of the Independent Trustees, on ____________ for all Funds.

 During the fiscal year ended June 30, 1995, the Funds paid and waived, respectively, the following advisory fees.

Fund                           Advisory Fee      Advisory Fees
Waived

Short-Term Treasury Income Fund  $                 $
Intermediate Bond Income Fund
Bond Income Fund
Stock Appreciation Fund
Aggressive Stock Appreciation Fund
Value Stock Appreciation Fund
International Equity Fund


  It is currently expected that if the proposed New Investment Advisory Agreements are approved by the Funds' shareholders, the fee waiver policy currently in effect will continue; however, shareholders should note that any existing fee waivers could be discontinued at any time and without further notice.

Comparison of the proposed New Investment Advisory Agreements and the Existing Investment Advisory Agreements

  Advisory Services. The management and advisory services to be provided by Bank IV under the proposed New Investment Advisory Agreements are identical to those currently provided by Bank IV under the Existing Investment Advisory Agreements. Under such Agreements, Bank IV serves as investment adviser and furnishes to each Fund investment guidance and policy direction in connection therewith. Bank IV provides to each Fund, among other things, information relating to portfolio composition, credit conditions and average maturity of the portfolio of each Fund. Bank IV also furnishes to the Trustees periodic reports on the investment performance of each Fund.

  Pursuant to the proposed New Investment Advisory Agreements and Existing Investment Advisory Agreements, Bank IV is obligated to provide certain administrative assistance in connection with the operations of each Fund. Administrative services which Bank IV is obligated to provide include, among other things, (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Fund, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Trust's Officers and the Trustees, and (iii) compiling information required in connection with the Trust's filings with the SEC.

  Pursuant to a Master Administrative Services Contract (the "Existing Administrative Services Contract") between the Trust and Furman Selz, Furman Selz acts as the Administrator of the Funds. Furman Selz has its offices at 230 Park Avenue, New York, New York 10169. Furman Selz provides personnel, office space and all management and administrative services reasonably necessary for the operation of the Funds (such as maintaining each Fund's books and records, monitoring compliance with various state and Federal laws and assisting the Trustees in the execution of their duties) other than those services which are provided by Bank IV pursuant to the Existing Investment Advisory Agreements.

  Fees and Expenses. The investment advisory fees and expense limitations for the Funds under the Existing Investment Advisory Agreements and the proposed New Investment Advisory Agreements are set forth below, along with a discussion of how such fees and expenses compare.

  Under both the proposed New Investment Advisory Agreements and the Existing Investment Advisory Agreements, the investment advisory fee payable by each Fund will remain the same and will continue to be expressed as a percentage of net assets at an annual rate, based on a Fund's average daily net assets; such fee currently is, and under the proposed New Investment Advisory Agreements will be, accrued daily and paid monthly.

  The schedule of the compensation for investment advisory services currently payable to Bank IV under the Existing Investment Advisory Agreement for each Fund and the schedule of fees proposed to be paid to Bank IV under the proposed New Investment Advisory Agreement for each Fund are described below:

       Current and Proposed Investment Advisory Fee Schedule

Fund                                           Annual Fee
Short-Term Treasury Income
Fund                                       0.300%
Intermediate Bond Income
Fund                                           0.400
Bond Income
Fund
 0.400
Stock Appreciation Fund
           0.650
Aggressive Stock Appreciation
Fund                                    0.745
Value Stock Appreciation
Fund                                            0.650
International Equity
Fund                                             (  .     )


     Under the Existing Administrative Services Agreement Furman
Selz is paid at an annual rate of 0.15% of each Fund's average daily net assets for the administrative services it performs for each Fund.

     Expense Reimbursement. The Existing Investment Advisory Agreements and proposed New Investment Advisory Agreements include a provision calling for expense limitations equal to the most restrictive limitation imposed from time to time by states where a Fund's shares are qualified for sale.

     Payment of Expenses and Transaction Charges.  The New
Investment Advisory Agreements and the Existing Investment
Advisory Agreements contain identical provisions relating to the respective parties' responsibilities for bearing certain expenses of each Fund.

     Under each Existing Advisory Agreement and proposed New Investment Advisory Agreement, a Fund will pay the costs of all of its expenses and liabilities, including expenses and liabilities incurred in connection with maintaining its registration under the 1940 Act and the Securities Act of 1933, as amended, and maintaining any registrations or qualifications under the securities laws of the states in which the Fund's shares are registered or qualified for sale, subsequent registrations and qualifications, share certificates, mailing, brokerage, issue and transfer taxes on sales of the Fund's portfolio securities, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholders' meetings, and reports to shareholders.

     Under each Existing Investment Advisory Agreement and proposed New Investment Advisory Agreement, a Fund is responsible for all of its expenses and liabilities, including compensation of its Independent Trustees; taxes and governmental fees; interest charges; fees and expenses of the Fund's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including fees and expenses for keeping books and accounts and calculating the net asset value of shares of the Fund), transfer agent, registrar and dividend disbursing agent of the Fund; expenses of issuing, redeeming, registering and qualifying for sale the Fund's shares; expenses of preparing and printing share certificates, prospectuses, shareholders' reports, notices, proxy statements and reports to regulatory agencies; the cost of office supplies; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organizational expenses; and extraordinary expenses.

     Limitations of Liability. Each Existing Investment Advisory Agreement and proposed New Investment Advisory Agreement provides that Bank IV shall not be liable to the Trust for any error of judgment, or mistake of law except willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     Each Existing Investment Advisory Agreement and proposed New Investment Advisory Agreement provides that Bank IV shall not be liable for any mistake of judgment or in any other event whatsoever, except for lack of good faith, provided that nothing in the New Investment Advisory Agreements shall be deemed to protect Bank IV against any liability to a Fund or to the shareholders of the Fund to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of Bank IV's duties thereunder or by reason of the reckless disregard by Bank IV of its obligations and duties.

     Term.   If approved by the shareholders of each Fund, the
proposed New Investment Advisory Agreement between a Fund and Bank IV will become effective (pursuant to the Funds' anticipated SEC Exemptive Order) upon consummation of the Merger, which is currently expected to occur on or before January 31, 1996. Each proposed New Investment Advisory Agreement will have an initial term of two years. Thereafter, the proposed New Investment Advisory Agreements will each be continued from year to year, provided that their continuation is specifically approved at least annually, in the manner required by the 1940 Act. The 1940 Act requires that each proposed New Investment Advisory Agreement and any renewal thereof be approved by a vote of a majority of Trustees of the Trust who are not parties thereto or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting duly called for the purpose of voting on such approval, and by a vote of the Trustees of the Trust or a majority of the outstanding voting securities of the relevant Fund. A vote of a majority of the outstanding voting securities of a Fund is defined in the 1940 Act to mean a vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the voting securities which are present or represented by proxy. The Existing Investment Advisory Agreement contains comparable provisions.

     Termination; Assignment. Each Existing Investment Advisory Agreement and proposed New Investment Advisory Agreement provides that it may be terminated without penalty upon 60 days' written notice by a majority of the Trustees or by the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the relevant Fund or by Bank IV. Also, each proposed New Investment Advisory Agreement will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).
     Information About the Funds' Current and Proposed New
Investment Advisers

     Bank IV. Bank IV, whose predecessor was formed in 1887, is the largest commercial bank in Kansas and provides banking, trust and investment services to individuals and institutions. It is a wholly-owned subsidiary of Fourth Financial Corporation. Bank IV acts as the investment adviser to a wide variety of trusts,
individuals, institutions and corporations.   Its investment
management responsibilities, as of _____________, included accounts with aggregate assets of approximately $_____ billion. The principal business address of Bank IV is 100 N. Broadway, Wichita, KS 67202.

     Attached to this Proxy Statement as Exhibit B is a table that provides information with respect to the current directors and principal executive officers of Bank IV. Boatmen's has informed the Funds that these directors and officers may be replaced upon consummation of the Merger.

     During the fiscal year ended June 30, 1995, the Funds paid no brokerage commissions to Furman Selz or to any affiliated broker.

     Boatmen's Bankshares, Inc.. Boatmen's Bankshares, Inc. is a bank holding company headquartered in _______________, which had over $____ billion in consolidated assets as of ____________, 1995. Boatmen's and its subsidiaries provide a broad range of financial services to individuals and businesses through offices in ____ states. The __________ and __________ manage or otherwise oversee the investment of over $____ billion in assets belonging to a wide range of clients, including the Pilot family of funds for which Boatmen's serves as investment adviser since
___________.   [Boatmen's to provide detail]

     During Boatmen's fiscal year ended [December 31, 1995,] there were no transactions in Boatmen's securities by any officer, current Trustee or nominee for election as Trustee of the Trust or officer or director of Boatmen's or Bank IV in an amount equal to or exceeding 1% of the outstanding securities of Boatmen's.

     Consideration of the proposed New Investment Advisory Agreements by the Trustees. In considering each proposed New Investment Advisory Agreement, the Trustees requested and reviewed various materials, including materials furnished by Boatmen's . These materials included information regarding Boatmen's (and its affiliated companies) and its personnel, operations, financial condition and investment philosophy. Boatmen's also provided information regarding the performance records and expenses of the mutual funds advised by Boatmen's. Based on the representations of Boatmen's, the Trustees also considered that the terms of the New Investment Advisory Agreements were identical to the Existing Investment Advisory Agreements.

     In connection with the approval of each proposed New Investment Advisory Agreement, the Trustees considered that each Fund's total operating expenses prior to effective fee waivers are expected to be the same, that the Funds' investment objectives and policies are expected to remain the same and that Bank IV is expected to provide the same level, quality and types of investment advisory services as are currently provided to the Funds by Bank IV. The Trustees noted the current expectation of Bank IV to continue the fee waiver currently in effect; recognizing, however, that any existing fee waivers could be discontinued at any time and without further notice.

     The Trustees also took into account the financial strength of Boatmen's, the management, personnel and operations of Boatmen's , and the commitment of Boatmen's to the financial services industry. The Trustees based their determinations in this regard on discussions with representatives of Boatmen's at a meeting of the Trustees held on January __, 1996, and a review of materials forwarded by Boatmen's in connection with the meeting. These materials included Boatmen's annual report, prospectuses and marketing brochures for mutual funds for which Boatmen's currently serves as investment adviser, various documents outlining the history and current operations of Boatmen's and such mutual funds, as well as opportunities for the Funds within this structure, and other information which counsel for the Independent Trustees requested be provided to the Trustees.

     The Trustees, in determining to recommend the approval of the proposed New Investment Advisory Agreements, considered the advantages to each Fund of becoming part of the Pilot family of mutual funds, the mutual fund family advised by Boatmen's. The factors considered by the Trustees included information furnished by Boatmen's , the investment performance of the Pilot Funds currently advised by Boatmen's and other funds previously advised by its investment staff, the quality and experience of Boatmen's investment personnel, the possibility of changes in Bank IV investment personnel in connection with the Merger, Boatmen's arrangements for distribution of shares of the funds for which it serves as investment adviser, its legal compliance capabilities, and the nature of Boatmen's mutual fund shareholder services. The Board also considered the possibility that one or more of the Funds might merge with an into funds advised by Boatmen's. Any such Merger would require the approval of the Board of Trustees and of shareholders.

Recommendation of the Trustees

     Based on the considerations set forth above under "Consideration of the proposed New Investment Advisory Arrangements by the Trustees", the Trustees, including the Independent Trustees, have determined that the proposed New Investment Advisory Agreements are in the best interests of each Fund and its shareholders. In addition, Bank IV expects that there will be no diminution in the scope and quality of services provided by it to the Funds as a result of these transactions. The Trustees believe that the Funds should receive investment advisory services under the proposed New Investment Advisory Agreements equal to those that shareholders currently receive under the Existing Investment Advisory Agreements.

     If a proposed New Investment Advisory Agreement is not approved by shareholders of a Fund and the Merger is consummated, the Trustees will determine the appropriate actions to be taken with respect to such Fund's investment advisory arrangements at that time.

     THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND
VOTE TO APPROVE THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT
FOR THEIR FUND.


 II.   RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     At their ____________, 1995 meeting, the Trust's current Trustees selected Price Waterhouse LLP as the independent public accountants for the Trust and its Funds for the fiscal year ending June 30, 1996, subject to shareholder ratification at the Meeting. Price Waterhouse LLP have acted as independent public accountants with respect to the Funds since the Funds' inception in 1994. Price Waterhouse LLP has advised the Trust that it has no direct or indirect financial interest in the Trust. Price Waterhouse LLP also act as independent public accountants for other investment companies and series of investment companies.
If the Trust receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the accountants concerning either Fund's financial statements, the Trust will arrange for a representative of Price Waterhouse LLP to be available at the Meeting to respond to appropriate questions. If the Merger is not consummated, Price Waterhouse LLP will continue to serve as independent public accountants without the need for any additional action by the Trustees or by the shareholders of such other series portfolios of the Trust.

 THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE
TRUST'S INDEPENDENT ACCOUNTANTS.

                       III.   MISCELLANEOUS

Voting; Quorum

     Each share of each Fund is entitled to one vote on each matter submitted to a vote of the shareholders of their Fund at the Meeting; no shares have cumulative voting rights. Shares held by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as follows unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Trust: (1) if only one votes, his or her vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the shares will be voted in accordance with the determination of a majority of such persons and any person appointed to act by a court of competent jurisdiction, or in the absence of such appointment, the vote will be cast proportionately.

     Shares represented by duly appointed proxies in the form included with this Proxy Statement will be voted for the election of the persons named herein as nominees for Trustees, unless such authority has been withheld. With respect to the other matters specified in the accompanying proxy, shares will be voted in accordance with the specifications made. If no specification is made with respect to a particular matter, shares will be voted in accordance with the recommendation of the Trustees. Proxies may be revoked at any time before they are voted by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting and voting in person. The Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record held by such persons. Bank IV will reimburse such persons for their reasonable expenses incurred in connection with such proxy solicitation. Votes cast by proxy or in person will be counted by persons appointed by the Fund to act as proxies for the Meeting.

     Approval of the proposals regarding the proposed New Investment Advisory Agreements between the Trust, on behalf of each Fund, and Bank IV requires, with respect to a Fund, the affirmative vote of (i) 67% or more of the shares of the Fund present in person at the Meeting or represented by proxy, if holders of more than 50% of the shares of the Fund outstanding on the Record Date are present, in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund on the Record Date, whichever is less. Approval of the proposal regarding the ratification of the selection of Price Waterhouse LLP as independent public accountants of the Trust requires the approval of a majority of votes cast. If any other business comes before the Meeting, the persons named as proxies intend to take such actions as they consider to be in the best interests of shareholders of each Fund.

     A quorum for the transaction of business at the Meeting is constituted with respect to a Fund (i.e., in connection with Proposal 1) by the presence in person or by proxy of the holders of not less than a majority of the outstanding shares of such Fund entitled to vote at the Meeting. A quorum for the transaction of business is constituted with respect to the Trust (i.e., in connection with Proposals 2 by the presence in person or by proxy of the holders of not less than a majority of the outstanding shares of the Funds entitled to vote at the Meeting. If, by the time scheduled for the Meeting, a quorum of shareholders of a Fund or, as the case may be, the Funds, is not present or if a quorum of a Fund's (or, as the case may be, the Funds') shareholders is present but sufficient votes in favor of each of the Proposals described in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders of the Fund which has not received sufficient votes. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund with respect to which the Meeting is being adjourned or, as the case may be, shares of the Funds present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of the Fund's shareholders. If such adjournment is for more than 120 days after the Record Date, the Fund as to which the Meeting is being adjourned will give notice of the adjourned Meeting to shareholders.

     In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees which cannot be voted on a Proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. If a Proposal must be approved by a percentage of "votes cast" on the Proposal (i.e., Proposal 2), abstentions and broker non-votes will not be counted as "votes cast" on the Proposal and will have no effect on the result of the vote. If a Proposal must be approved by (i) a percentage of voting securities present at the Meeting, or (ii) a majority of the shares issued and outstanding (i.e., Proposal 1), abstentions and broker non-votes will be considered to be both present and issued and outstanding and, as a result, will have the effect of being counted as votes against the Proposal.

     If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholder. Executed proxies that are unmarked will be voted FOR each Proposal submitted to a vote of the shareholders.

Solicitation of Proxies

     The cost of the solicitation, including the cost of the Meeting and the cost of printing, assembling and mailing the proxy materials, will be borne by Bank IV or Boatmen's.

     Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of Bank IV or their affiliates or other representatives of the Funds (who will not be paid for their solicitation activities). [Shareholder Communications Corp. ("SCC'')] has been engaged by Bank IV to assist in soliciting proxies, and may contact certain shareholders of the Funds by telephone. Shareholders who are contacted by [SCC] may be asked to cast their vote by telephonic proxy. Such proxies will be recorded in accordance with the procedures set forth below. Bank IV believes these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately reflected.

     In all cases where a telephonic proxy is solicited, the [SCC] representative will ask you for your full name, address, social security or employer identification number, title (if you are authorized to act on behalf of an entity, such as a corporation), and number of shares owned. If the information solicited agrees with the information provided to [SCC] by Bank IV, then the [SCC] representative will explain the process, read the Proposals listed in the proxy card and ask for your
instructions on each Proposal.   The [SCC] representative,
although he or she will answer questions about the process, will not recommend to you how you should vote, other than to read the recommendations set forth in this Proxy Statement. Within 72 hours, [SCC] will send you a letter or mailgram to confirm your vote and asking you to call [SCC] immediately if your instructions are not correctly reflected in the confirmation.

     If you wish to participate in the Meeting and any adjournments thereof, but do not wish to give your proxy by telephone, you may still submit the proxy card included with this Proxy Statement or attend the Meeting in person. Any proxy given by you, whether in writing or by telephone, is revocable in the manner described above.

Voting Securities and Principal Holders Thereof

     The only voting securities of each Fund are its shares of beneficial interest, par value $0.001 per share. As of the Record Date, the Trustees and officers of the Trust owned as a group less than 1% of the outstanding voting securities of the Funds.

     As of the Record Date the following shareholders owned beneficially 5% or more of the shares of a Fund:




               Short Term Treasury Fixed Income Fund
BANK IV FBO
Miller's Inc. - PST
100 North Market Street
Wichita, KS 67202      _______ Shares    _____%

BANK IV FBO
Palmer P/S Plan
100 Market Street
Wichita, KS 67202      _______ Shares    _____%

BANK IV
WTA Surg. Group, P.A.
100 Market Street
Wichita, KS 67202      _______ Shares    _____%


                   Intermediate Bond Income Fund
BANK IV FBO
FFC S&I
100 North Market Street
Wichita, KS 67202      _______ Shares    _____%

                         Bond Income Fund
BANK IV FBO
WTA Surg. Gr. P.A.
100 North Market Street
Wichita, KS 67202      _______ Shares    _____%

BANK IV FBO
Fourth Fin. Pension
100 Market Street
Wichita, KS 67202      _______ Shares    _____%


                  Stock Appreciation Income Fund
BANK IV FBO
Fourth Fin. Pension
100 North Market Street
Wichita, KS 67202      _______ Shares    _____%

BANK IV FBO
FFC S&I
100 Market Street
Wichita, KS 67202      _______ Shares    _____%


                Aggressive Stock Appreciation Fund
BANK IV FBO
WTA Surg. Gr. P.A.
100 North Market Street
Wichita, KS 67202      _______ Shares    _____%

BANK IV FBO
Fourth Fin. Pension
100 Market Street
Wichita, KS 67202      _______ Shares    _____%

                   Value Stock Appreciation Fund
BANK IV FBO
McElroy MPP
100 North Market Street
Wichita, KS 67202      _______ Shares    _____%

BANK IV FBO
Explorer Retirement
100 Market Street
Wichita, KS 67202      _______ Shares    _____%

BANK IV FBO
Chandler USA
100 Market Street
Wichita, KS 67202      _______ Shares    _____%

BANK IV FBO
Creek Nation MPP
100 Market Street
Wichita, KS 67202      _______ Shares    _____%


                     International Equity Fund

                       _______ Shares    _____%


                       IV.   OTHER BUSINESS

     The Board of Trustees knows of no other business to be brought before the Meeting.

                 V.   NEXT MEETING OF SHAREHOLDERS

     The Trust is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. The next meeting of the shareholders of the Trust will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office a reasonable time prior to the meeting, as determined by the Board of Trustees, to be included in a Fund's proxy statement and form of proxy relating to such meeting, and must satisfy all other legal requirements.

    PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND
           RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                             EXHIBIT A
            FORM OF MASTER INVESTMENT ADVISORY CONTRACT



                          FUNDS IV TRUST
                          237 Park Avenue
                     New York, New York  10017




                                            _________________, 1996



Bank IV Kansas, N.A.
100 N. Broadway
Wichita, Kansas  67202


Dear Sirs or Madams:

          This will confirm the agreement between Funds IV Trust
(the "Trust") and BankIV Kansas, N.A. (the "Adviser") as follows:

          1. Definitions and Delivery of Documents. The Trust has been organized as a business trust under the laws of the State of Delaware and is an open-end management investment company. The Trust's shares of beneficial interest may be classified into series in which each series represents the entire undivided interests of a separate portfolio of assets. For all purposes of this Contract, a "Fund" shall mean a separate portfolio of assets of the Trust with respect to which the Trust has entered into an Investment Advisory Contract Supplement, and a "Series" shall mean the series of shares of beneficial interest representing undivided interests in a Fund. All references herein to this Contract shall be deemed to be references to this Contract as it may from time to time be supplemented by Investment Advisory Contract Supplements. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objective and restrictions specified in the Trust's Certificate of Trust, dated May2, 1994 (the "Certificate of Trust"), and the Prospectus or Prospectuses (the "Prospectus") relating to the Trust and the Funds included in the Trust's Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933 (the "1933 Act"). Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly.

          2.           Investment Advisory and Management
Services.  (a)
The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the portfolio of each Fund, including oral and written research, analysis, advice, statistical and economic data and information and judgments, of both a macroeconomic and microeconomic character, concerning, among other things, interest rate trends, portfolio composition, credit conditions of both a general and special nature and the average maturity of the portfolio of each Fund.

               (b) The Adviser shall also provide to the Trust's officers administrative assistance in connection with the operation of the Trust and each of the Funds. Administrative services provided by the Adviser shall include (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Trust and each of the Funds, (ii) the compilation of statistical and research data required for the preparation of periodic reports and statements of each of the Funds which are distributed to the Trust's officers and Board of Trustees, (iii) the compilation of information required in connection with the Trust's filings with the Securities and Exchange Commission and
(iv) such other services as the Adviser shall from time to time determine, upon consultation with the Administrator, to be necessary or useful to the administration of the Trust and each of the Funds.

               (c)                       As a manager of the
assets of each Fund, the
Adviser shall make investments for the account of each Fund in accordance with the Adviser's best judgment and within the investment objectives and restrictions of each such Fund set forth in the Trust's Declaration of Trust, the Prospectus of each such Fund, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust's Board of Trustees.
The Adviser shall advise the Trust's Officers and Board of Trustees, at such times as the Board of Trustees may specify, of investments made for each of the Funds and shall, when requested by the Trust's officers or Board of Trustees, supply the reasons for making particular investments.

               (d) The Adviser, subject to and in accordance with any directions which the Trust's Board of Trustees may issue from time to time, shall place, in the name of the Funds, orders for the execution of the Fund's securities transactions. When placing such orders the Adviser shall generally seek to obtain the best net price and execution for the Funds, but this requirement shall not be deemed to obligate the Adviser to place any order solely on the basis of obtaining the lowest commission rate or spread if the other standards set forth below have been satisfied. The parties recognize that there are likely to be many cases in which different brokers or dealers are equally able to provide such best price and execution and that, in selecting among such brokers or dealers with respect to particular trades, it is desirable to choose those brokers or dealers who furnish research, statistics, quotations and other information to the Funds and the Adviser in accordance with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Board of Trustees determines that the Funds will benefit, directly or indirectly, by doing so, the Adviser may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of "brokerage and research services" (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by that broker.

          Accordingly, the Trust and the Adviser agree that the Adviser shall select brokers for the execution of the Funds' transactions from among those brokers and dealers who provide quotations and other services to the Funds, specifically including the quotations necessary to determine the Funds' net assets, in such amount of total brokerage as may reasonably be required in light of such services; and those brokers and dealers who supply research, statistical and other data to the Adviser or its affiliates which the Adviser or its affiliates may lawfully and appropriately use in their investment advisory capacities, which relate directly to securities, actual or potential, of the Funds, or which place the Adviser in a better position to make decisions in connection with the management of the Funds' assets and securities, whether or not such data may also be useful to the Adviser and its affiliates in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required.

               (e)                       The Adviser shall render
regular reports to the
Trust, not more frequently than quarterly, of how much total business for the Funds' portfolio transactions has been placed by the Adviser with brokers or dealers falling into each of the categories referred to above and the manner in which the allocation has been accomplished.

               (f) The Adviser agrees that no investment decision will be made or influenced by a desire to direct portfolio transactions for allocation in accordance with the foregoing, and that the right to make such allocation shall not interfere with the Adviser's paramount duty to obtain the best net price and execution for the Funds.

               (g)                       The Adviser shall furnish
to the Board of
Trustees periodic reports on the investment performance of each Fund and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

          3.   Expenses.  (a) The Adviser shall, at its expense,
(i) employ or associate with itself such persons as it believes appropriate to assist in performing its obligations under this Contract and (ii) provide all advisory services, equipment, facilities and personal necessary to perform its obligations under this Contract.

          The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Administrator or the Adviser or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including for keeping books and accounts and calculating the net asset value of shares of each Series, transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, redeeming, registering and qualifying for sale the Trust's shares of beneficial interest; expenses of preparing and printing share certificates, prospectuses, shareholders' reports, notices, proxy statements and reports to regulatory agencies; the cost of office supplies; travel expenses of all officers, trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organizational expenses; and extraordinary expenses).

          4. Limitation of Liability of Adviser. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Contract or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

          5. Compensation of the Adviser. In consideration of the services to be rendered, facilities furnished and expenses paid or assumed by the Adviser under this Contract, the Trust shall pay the Adviser a fee with respect to each Fund in accordance with the applicable Investment Advisory Contract Supplement. Fees under this Contract will begin to accrue on the first day of a Fund's operations.

          If the fees payable to the Adviser pursuant to this paragraph5 and the applicable Investment Advisory Contract Supplement begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, "business day" means each weekday except those holidays on which the Federal Reserve Bank of New York, the New York Stock Exchange (the "Exchange") or the Adviser are closed. Currently, those holidays include: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

          6. Limitation of Expenses Paid by the Funds. The limitation of expenses for each Fund is set forth in the applicable Investment Advisory Contract Supplement.

          7. Duration and Termination of This Contract. This Contract and any Investment Advisory Contract Supplement, shall become effective with respect to a Fund on the date specified in the Supplement and shall thereafter continue in effect provided, that this Contract shall continue in effect with respect to a Fund for a period of more than two years from such date specified in the Supplement only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by the Trust's Board of Trustees and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trust's Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Trust's Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. If this Contract is terminated with respect to any Fund, it shall nonetheless remain in effect with respect to any remaining Funds. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

          8. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Contract shall be effective until approved by (a) the vote, cast in person at a meeting called for the purpose, of a majority of the Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940
Act) of any such party, and (b) with respect to any Fund affected by such change, waiver, discharge or termination, by the vote of a majority of the outstanding voting securities of the Series relating to such Fund, provided that no approval shall be required pursuant to this clause (b) in respect of an Investment Advisory Contract Supplement entered into to add a Fund to those covered by this Contract (or any amendment or termination of such Supplement) by the holders of the outstanding voting securities of any Series other than that of such Fund.

          9. Other Activities of the Adviser. Except to the extent necessary to perform the Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

          10. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Contract may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Declaration of the Trust has been filed with the Secretary of State of the State of Delaware. The obligations of the Trust are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust, but only the Trust's property shall be bound.
          The Trust recognizes that from time to time directors, officers and employees of the Adviser may serve as trustees, directors, officers and employees of other business trusts and corporations (including other investment companies) and that such other entities may include the name "Resource" as part of their name, and that the Adviser or its affiliates may enter into investment advisory or other agreements with such other entities. If the Adviser ceases to act as investment adviser to the Trust and its Funds, the Trust agrees that, upon the instruction of the Adviser, the Trust will take all necessary action to change the names of the Trust and the Funds to names not including "Resource" in any form or combination of words.

          If the foregoing correctly sets forth the agreement between the Trust and the Adviser please so indicate by signing and returning to the Trust the enclosed copy hereof.



Very truly yours,


FUNDS IV TRUST




By: ___________________________

Title:


ACCEPTED:

BANK IV KANSAS, N.A.



By: _______________________
Title:

FORM OF MASTER INVESTMENT ADVISORY CONTRACT SUPPLEMENT

SHORT TERM TREASURY INCOME FUND
INTERMEDIATE BOND INCOME FUND
BOND INCOME FUND
STOCK APPRECIATION FUND
AGGRESSIVE STOCK APPRECIATION FUND
VALUE STOCK APPRECIATION FUND
INTERNATIONAL EQUITY FUND
(the "FUND")

                    A Series of Funds IV Trust
                          237 Park Avenue
                     New York, New York  10017





     _________________, 1996



Bank IV Kansas, N.A.
100 N. Broadway
Wichita, Kansas  67202


Dear Sirs or Madams:

           This will confirm the agreement between Funds IV Trust
(the "Trust") and Bank IV Kansas, N.A. (the "Adviser") as follows:

           The Fund is a series portfolio of the Trust which has been organized as a business trust under the laws of the State of Delaware and is an open-end management investment company. The Trust and the Adviser have entered into a Master Investment Advisory Contract, dated August 4, 1994 (as from time to time amended and supplemented, the "Master Advisory Contract"), pursuant to which the Adviser has undertaken to provide or make provision for the Trust for certain investment advisory and management services identified therein and to provide certain other services, as more fully set forth therein. Certain capitalized terms used without definition in this Investment Advisory Contract Supplement have the meaning specified in the Master Advisory Contract.

           The Trust agrees with the Adviser as follows:

          1.    Adoption of Master Advisory Contract.  The Master
Advisory Contract is hereby adopted for the Fund. The Fund shall be one of the "Funds" referred to in the Master Advisory
Contract; and its shares shall be a "Series" of shares as referred to therein.

          2. Payment of Fees. For all services to be rendered, facilities furnished and expenses paid or assumed by the Adviser as provided in the Master Advisory Contract and herein, the Fund shall pay a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month, at the annual rate of 0.150%.

          3. Limitation of Expenses Paid by the Fund. (a) If the aggregate expenses of every character incurred by, or allocated to, a Fund in any fiscal year, other than interest, taxes, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expenses (including, without limitation, litigation and indemnification expenses) but including the fees payable under the Master Administrative Services Contract and the fees provided for in paragraph 5 of the Master Advisory Contract ("includable expenses"), shall exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as these limitations may be raised or lowered from time to time, the Fund may deduct from the fees to be paid to the Adviser, or the Adviser will bear, to the extent required by state law, that portion of such excess which bears the same relation to the total of such excess as the fee to be paid to the Adviser bears to the total fee otherwise payable for the fiscal year by the Fund pursuant to the Master Advisory Contract and the Master Administrative Services Contract between the Trust and the Administrator. The Adviser's obligation pursuant hereto will be limited to the amount of the fees payable for the fiscal year by the Fund pursuant to the Master Advisory Contract.

               (b) With respect to portions of a fiscal year in which this Contract shall be in effect, the limitation specified in subparagraph (a) of paragraph 3 above shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Administrator will review the includable expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includable expenses for the balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includable expenses will exceed such limitation for a fiscal year with respect to the Fund, the monthly fees relating to that Fund payable to the Adviser under this Contract for such month shall be reduced, subject to the later adjustments at the end of each month through the end of the fiscal year to reflect actual expenses, by an amount equal to the proportionate share attributable to the Adviser as described in subparagraph (a) of paragraph 3 above of a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includable expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed such limitation. For purposes of the foregoing, the value of the net assets of the Fund shall be computed in the manner specified in the penultimate sentence of paragraph 5 of the Master Advisory Contract, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Trust's fiscal year.

          If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.


                       Very truly yours,

                       SHORT TERM TREASURY INCOME FUND
                       INTERMEDIATE BOND INCOME FUND
                       BOND INCOME FUND
                       STOCK APPRECIATION FUND
                       AGGRESSIVE STOCK APPRECIATION FUND
                       VALUE STOCK APPRECIATION FUND
                       INTERNATIONAL EQUITY FUND,
                       Each a series of Funds IV Trust



                       By: ___________________________
                       Title:


The foregoing Contract
is hereby agreed to as of
the date hereof:

BANK IV KANSAS, N.A.



By: ______________________
Title:


                                                          EXHIBIT B

                 DIRECTORS AND PRINCIPAL EXECUTIVE
                        OFFICERS OF BANK IV



Name                                       Principal
Occupation(s)
                                           During Past 5
Years

Darrell G. Knudson                         Chairman of the
Board,
                                            President, and
                                           Chief Executive
                                           Officer of Fourth
                                           Financial
                                           Corporation and
                                           Director of BANK
                                           IV and BANK IV
                                           Oklahoma.

K. Gordon Greer                            Chairman of the
Board, President,                           and Chief
                                           Executive Officer
                                           of BANK IV.

Michael R. Ritchey                         President, Trust
and Asset                                   Management, and
                                           Senior Trust
                                           Officer of Fourth
                                           Financial
                                           Corporation and of
                                           BANK IV.

David L. Strohm                            Executive Vice
President and                               Treasurer of
                                           Fourth Financial
                                           Corporation;
                                           Executive Vice
                                           President of BANK
                                           IV and BANK IV
                                           Oklahoma.

William J. Rainey                          Executive Vice
President, Secretary                        and General
                                           Counsel of Fourth
                                           Financial
                                           Corporation and
                                           BANK IV.

Michael J. Shonka                          Senior Vice
President and Chief                         Financial Officer
                                           of Fourth
                                           Financial
                                           Corporation;
                                           Senior Vice
                                           President of BANK
                                           IV and BANK IV
                                           Oklahoma.

John F. Guettler                           Senior Vice
President and Director of                   Human Resources of
                                           BANK IV.



FUNDS IV TRUST

SHORT TERM TREASURY INCOME FUND
INTERMEDIATE BOND INCOME FUND
BOND INCOME FUND
STOCK APPRECIATION FUND
AGGRESSIVE STOCK APPRECIATION FUND
VALUE STOCK APPRECIATION FUND
INTERNATIONAL EQUITY FUND


     PROXY     SPECIAL MEETING OF SHAREHOLDERS  MARCH 1, 1996

The undersigned appoints _________________ and _________________
and each of them, attorneys and proxies of the undersigned, with power of substitution, to vote all shares of the SHORT TERM TREASURY INCOME FUND, INTERMEDIATE BOND INCOME FUND, BOND INCOME FUND, STOCK APPRECIATION FUND, AGGRESSIVE STOCK APPRECIATION FUND, VALUE STOCK APPRECIATION FUND, and INTERNATIONAL EQUITY FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on Friday, March 1, 1996 at 11:00 a.m., New York time, and at any adjournment thereof.

      THE BOARD OF TRUSTEES FAVORS A VOTE FOR EACH PROPOSAL.

Proposal 1:                           Approval of The
Investment Advisory Agreements        __ FOR         __
AGAINST                               __ ABSTAIN

Proposal 2:                           Ratification of
selection of independent accountants  __ FOR         __
AGAINST                               __ ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHEN
PROPERLY EXECUTED, IT SHALL BE VOTED IN THE MANNER SPECIFIED.  IF
NO SPECIFICATION IS MADE, IT SHALL BE VOTED FOR THE APPROVAL OF
THE INVESTMENT ADVISORY AGREEMENT AND PROPOSAL 2.

Please Complete, Sign and Date on Reverse Side and Mail in
Accompanying Postpaid Envelope.


NOTE:                                 This instrument must be
                                      signed by the registered
                                           __________________
                                      ___________________
   holder(s).  When signing as attorney, administrator,
   Date
   trustee or guardian, please give your title as such.
   _____________________________________


____________________________________

                                      Signature(s)